FTI Consulting, Inc. First Quarter 2020 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, the impact of the COVID-19 pandemic and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business, differently and adversely, and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, and other risks described under the heading "Item 1A Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

First Quarter 2020:Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures ” for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin. Q1 2020 Q1 2020 Q4 2019 Q4 2019 % Variance Q1 2019 Q1 2019 % Variance Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q1 2020 vs. Q1 2019 Consolidated Results Revenues $ 604,593 $ 602,218 0.4% $ 551,274 9.7% 10.5 % Net Income $ 56,747 $ 29,061 95.3% $ 62,645 -9.4 % Earnings per Diluted Share $ 1.49 $ 0.76 96.1% $ 1.64 -9.1 % Adjusted Earnings per Diluted Share (1) $ 1.53 $ 0.80 91.3% $ 1.63 -6.1 % Adjusted EBITDA (1) $ 83,210 $ 58,284 42.8% $ 96,089 -13.4 % Adjusted EBITDA Margin (1) 13.8% 9.7% — 17.4% — Segment Results Corporate Finance & Restructuring Revenues $ 207,749 $ 181,054 14.7% $ 160,966 29.1% 30.1 % Adjusted Segment EBITDA $ 48,946 $ 24,798 97.4% $ 37,361 31.0 % Adjusted Segment EBITDA Margin 23.6% 13.7% — 23.2% — Forensic and Litigation Consulting Revenues $ 147,597 $ 150,262 -1.8% $ 138,997 6.2% 6.9 % Adjusted Segment EBITDA $ 21,208 $ 17,369 22.1% $ 31,817 -33.3 % Adjusted Segment EBITDA Margin 14.4% 11.6% — 22.9% — Economic Consulting Revenues $ 132,138 $ 153,054 -13.7% $ 142,271 -7.1% -6.4 % Adjusted Segment EBITDA $ 12,710 $ 17,346 -26.7% $ 24,040 -47.1 % Adjusted Segment EBITDA Margin 9.6% 11.3% — 16.9% — Technology Revenues $ 58,723 $ 51,533 14.0% $ 51,336 14.4% 15.0 % Adjusted Segment EBITDA $ 14,484 $ 7,804 85.6% $ 12,723 13.8 % Adjusted Segment EBITDA Margin 24.7% 15.1% — 24.8% — Strategic Communications Revenues $ 58,386 $ 66,315 -12.0% $ 57,704 1.2% 2.5 % Adjusted Segment EBITDA $ 8,776 $ 9,877 -11.1% $ 11,549 -24.0 % Adjusted Segment EBITDA Margin 15.0% 14.9% — 20.0% — All numbers in $000s, except for per share data and percentages

Cash Position and Capital Allocation Snapshot: As of March 31, 2020, December 31, 2019 and March 31, 2019 (1) Days Sales Outstanding ("DSO") is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2) Total debt excludes the impact of unamortized deferred debt issue costs of $4.9 million, $5.2 million and $6.3 million as of March 31, 2020, December 31, 2019 and March 31, 2019, respectively, and excludes the impact of unamortized deferred debt discount of $33.2 million, $35.4 million and $41.9 million as of March 31, 2020, December 31, 2019 and March 31, 2019, respectively, related to our 2.0% convertible senior notes due 2023. (3) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO As of March 31, 2020 As of March 31, 2020 As of December 31, 2019 As of December 31, 2019 As of March 31, 2019 As of March 31, 2019 Cash and cash equivalents $ 223,063 $ 369,373 $ 179,241 Accounts receivable, net $ 736,898 $ 693,372 $ 656,127 Days Sales Outstanding ("DSO") (1) 104 104 97 97 97 97 Net cash provided by (used in) operating activities $ (123,562) $ 141,020 $ (102,086) Purchases of property and equipment $ (8,236) $ (15,046) $ (10,153) Purchase and retirement of common stock $ (49,135) $ (27,848) $ (21,883) Total Debt (2) $ 366,250 $ 316,250 $ 316,250 Free Cash Flow (3) $ (131,798) $ 125,974 $ (112,239)

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended March 31, 2020, December 31, 2019 and March 31, 2019 Three Months Ended March 31, 2020 Three Months Ended March 31, 2020 Three Months Ended December 31, 2019 Three Months Ended December 31, 2019 Three Months Ended March 31, 2019 Three Months Ended March 31, 2019 Net income $ 56,747 $ 29,061 $ 62,645 Non-cash interest expense on convertible notes 2,225 2,195 2,108 Tax impact on non-cash interest expense on convertible notes (579) (571) (547) Tax impact of gain on sale of business — — (2,097) Adjusted Net Income (1) $ 58,393 $ 30,685 $ 62,109 Earnings per Diluted Share $ 1.49 $ 0.76 $ 1.64 Non-cash interest expense on convertible notes 0.06 0.06 0.05 Tax impact of non-cash interest expense on convertible notes (0.02) (0.02) (0.01) Tax impact of gain on sale of business (2) — — (0.05) Adjusted Earnings per Diluted Share (1) $ 1.53 $ 0.80 $ 1.63 Weighted average number of common shares outstanding—diluted 38,190 38,126 38,219 All numbers in $000s, except for per share data (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. (2) For Q1 2019, represents a discrete tax adjustment resulting from a change in estimate related to the accounting for the sale of our Ringtail e-discovery software and related business.

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended March 31, 2020 and December 31, 2019 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. All numbers in $000s Three Months Ended December 31, 2019 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 29,061 Interest income and other 3,680 Interest expense 4,835 Income tax provision 10,624 Operating income $ 22,478 $ 15,895 $ 16,022 $ 4,942 $ 8,483 $ (19,620) $ 48,200 Depreciation and amortization 1,037 1,187 1,280 2,862 694 710 7,770 Amortization of other intangible assets 1,283 287 44 — 700 — 2,314 Adjusted EBITDA (1) $ 24,798 $ 17,369 $ 17,346 $ 7,804 $ 9,877 $ (18,910) $ 58,284 Three Months Ended March 31, 2020 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 56,747 Interest income and other (5,017) Interest expense 4,861 Income tax provision 16,465 Operating income $ 46,664 $ 19,506 $ 11,396 $ 11,589 $ 7,492 $ (23,591) $ 73,056 Depreciation and amortization 979 1,416 1,270 2,895 586 677 7,823 Amortization of other intangible assets 1,303 286 44 — 698 — 2,331 Adjusted EBITDA (1) $ 48,946 $ 21,208 $ 12,710 $ 14,484 $ 8,776 $ (22,914) $ 83,210

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended March 31, 2019 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended March 31, 2019 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 62,645 Interest income and other (159) Interest expense 4,746 Income tax provision 19,930 Operating income $ 35,684 $ 30,440 $ 22,489 $ 10,436 $ 10,216 $ (22,103) $ 87,162 Depreciation and amortization 910 1,086 1,507 2,287 574 702 7,066 Amortization of other intangible assets 767 291 44 — 759 — 1,861 Adjusted EBITDA (1) $ 37,361 $ 31,817 $ 24,040 $ 12,723 $ 11,549 $ (21,401) $ 96,089

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow: Three Months Ended March 31, 2020, December 31, 2019 and March 31, 2019 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Three Months Ended March 31, 2020 Three Months Ended March 31, 2020 Three Months Ended December 31, 2019 Three Months Ended December 31, 2019 Three Months Ended March 31, 2019 Three Months Ended March 31, 2019 Net cash provided by (used in) operating activities $ (123,562) $ 141,020 $ (102,086) Purchases of property and equipment (8,236) (15,046) (10,153) Free Cash Flow (1) $ (131,798) $ 125,974 $ (112,239)

End Notes:FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes and the gain or loss on sale of a business. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.

Appendix

First Quarter 2020:Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q1 2020 Q1 2019 Q1 2020 vs. Q1 2019 North America 66.9% 67.8% 8.1 % EMEA 26.3% 23.5% 22.8 % Asia Pacific 5.6% 7.2% -14.8 % Latin America 1.2% 1.5% -6.8%

First Quarter 2020: Select Awards & Accolades